Third Quarter 2002 Financial Results October 16, 2002

Agenda Credit Marc Shapiro Earnings Dina Dublon Investment Bank initiatives Dave Coulter Q&A

Total Commercial Exposure1 $424 $416 $425 Investment Grade2 77% 79% 80% Non-Investment Grade Criticized3 3% 3% 4% Non-Criticized 20% 17% 16% Commercial Portfolio Risk Profile ($ in billions) 12/31/01 6/30/02 9/30/02 1Exposure includes loans, derivatives and commitments 2Investment grade: JPMorgan Chase's internal risk assessment which generally represents a risk profile similar to that of a BBB-/Baa3 or better rating as defined by independent rating agencies, such as Standard & Poor's or Moody's 3Criticized: JPMorgan Chase's internal risk assessment which generally represents a risk profile similar to that of a CCC+/Caa1 or below rating as defined by these independent rating agencies Note: Some numbers do not add due to rounding

12/31/2001 6/30/2002 9/30/2002 All Other 9.478 8.5 8.5 Emerging Markets 0.3 1.2 Telecom & Related 2.193 2.4 3.2 Cable 0.141 1.3 2.2 Merchant Energy & Related 0.265 0.5 1.6 2.6 5.5 7 Total 12.1 13 16.7 Criticized Exposures 2.6 4.2 7.0 Risk Migration Trends - Exposure ($ in billions) Note: Please refer to definition of criticized on slide 3

Telecom and Related ($ in billions) 12/31/2001 6/30/2002 9/30/2002 Investment Grade (IG) 4.05 4.733 4.226 Non IG, non criticized 3.553 3.179 2.887 Criticized but performing 1.107 0.94 0.962 Nonperforming Loans 0.236 0.315 0.752 Investment Grade (IG) Non-IG, non-criticized Criticized, performing Nonperforming loans 12/31/2001 6/30/2002 9/30/2002 Investment Grade (IG) 7.191 6.944 5.881 Non IG, non criticized 3.494 2.686 2.041 Criticized but performing 0.799 1.176 1.459 Credit-related assets Commitments $8.9 $9.2 $8.8 $11.5 $10.8 $9.4 Note: Please refer to definitions of investment grade and criticized on slide 3

Cable ($ in billions) 12/31/2001 6/30/2002 9/30/2002 Investment Grade (IG) 1.057 0.7 1.095 Non IG, non criticized 1.896 1.474 0.807 Criticized but performing 0.063 0.996 1.441 Nonperforming Loans 0.039 0.098 0.394 Investment Grade (IG) Non-IG, non-criticized Criticized, performing Nonperforming loans 12/31/2001 6/30/2002 9/30/2002 Investment Grade (IG) 0.926 0.671 0.818 Non IG, non criticized 0.997 0.404 0.578 Criticized but performing 0.039 0.213 0.294 Credit-related assets Commitments $3.1 $3.3 $3.7 $2.0 $1.3 $1.7 0.1 0.1 Note: Please refer to definitions of investment grade and criticized on slide 3

Merchant Energy and Related ($ in billions) 12/31/2001 6/30/2002 9/30/2002 Investment Grade (IG) 0.64 0.6 0.859 Non IG, non criticized 0.723 0.771 0.546 Criticized but performing 0.043 0.13 0.659 Nonperforming Loans 0 0.02 0.17 Investment Grade (IG) Non-IG, non-criticized Criticized, performing Nonperforming loans 12/31/2001 6/30/2002 9/30/2002 Investment Grade (IG) 3.207 3.082 2.611 Non IG, non criticized 0.946 1.37 0.65 Criticized but performing 0.05 0.228 0.746 Credit-related assets Commitments $1.4 $1.5 $2.2 $4.2 $4.7 $4.0 0.1 0.1 0.1 Note: Please refer to definitions of investment grade and criticized on slide 3; excludes Enron-related exposure

Issuer thresholds Industry limits Enhanced Credit Risk Management Practices Instituted

Agenda Credit Marc Shapiro Earnings Dina Dublon Investment Bank initiatives Dave Coulter Q&A

3Q02 2Q02 3Q01 Reported Net Income $0.01 $0.50 $0.22 Operating Earnings 0.16 0.58 0.55 Earnings Per Share ($ per share)

3Q02 Operating Results ($ in millions) 3Q01 2Q02 3Q02 Operating Earnings 1133 1179 325 Earnings ROE 11% 11% 3% Credit Costs 90% 116% Revenue (8%) (5%) Expenses (7%) (7%) Drivers 2Q02 3Q01 O/(U)

YTD Operating Results Revenue $23.1 (1%) Expenses 14.7 (7%) Credit Costs 4.4 77% Earnings 2.7 (23%) ROE 9% 11% ($ in billions) YTD 02 %O/U YTD 01

3Q02%* 2Q02%* Commercial Loans $834 3.53% $293 1.17% Credit Card (managed) 687 5.51% 767 6.42% Other Consumer 99 0.44% 95 0.43% Total Charge-offs $1,620 2.75% $1,155 1.96% Incremental Reserves Loan loss 278 0 Lending-related commitments 292 0 Credit Costs $2,190 $1,155 Credit Costs ($ in millions) * % is annualized

Nonperforming Assets & Loan Reserves 12/31/2001 6/30/2002 9/30/2002 Commercial -Domestic 2454 2573 3062 Commercial -International 842 1212 1854 Consumer 624 592 640 $4.4 ($ in billions) $5.5 $3.9 Loan Loss Reserve $4.5 $5.0 $5.3 Reserves/NPL 181% 169% 128% Comm. Reserves/ Comm. Loans 1.6% 1.7% 2.1% Total Reserves/ Total Loans 2.1% 2.4% 2.5% 12/31/01 6/30/02 9/30/02 Nonperforming Assets

Operating Expenses Compensation $2.4 (14%) (17%) Non-comp. $2.2 2% 6% Total expenses1 $4.6 (7%) (7%) ($ in billions) 3Q02 2Q02 3Q01 %O/U Wholesale expenses down, Retail expenses up Non-comp driven by marketing, amortization of card premium and occupancy 1Includes restructuring costs of $122mm in 3Q02 vs. $162mm in 2Q02 and zero in 3Q01

Tier 1 Ratio 12/31/2001 0.083 6/30/2002 0.088 9/30/2002 0.086 Assets $694 $741 $742 RWA $455 $442 $446 Total Capital and Liquidity ($ in billions) *estimated * Little growth in Risk Weighted Assets Strong liquidity position For holding company, cash in excess of maturing debt over 12 months On the margin, wider spreads for term and subordinated notes Tier 1 Capital Ratio

3Q02 2Q02 3Q01 % O/(U) Revenue $3,732 8% 31% Expense 1,647 2% 14% Credit Costs 823 12% 14% Retail and Middle Market ($ in millions, operating basis) 3Q01 2Q02 3Q02 Operating Earnings 421 694 807 Earnings ROE 18% 27% 30% Record quarter - - cyclical factors Credit delinquencies stable Overhead 44% 47% 51%

3Q02 2Q02 3Q01 % O/(U) Treasury and Securities Services ($ in millions, operating basis) Revenue slowdown -- productivity focus Gain on sale of investment Revenue $1,022 4% 5% Investor Svcs 394 (8%) (9%) Treasury Svcs 356 8% 3% Inst'l Trust 220 - - - 16% 3Q01 2Q02 3Q02 Operating Earnings 172 174 212 Earnings ROE 23% 23% 28% Overhead 68% 73% 73%

Investment Management & Private Banking ($ in millions, operating basis) Operating Earnings 3Q01 124 2Q02 111 3Q02 98 Earnings ROE 8% 7% 6% Revenue $691 (5%) (9%) Expense 551 (3%) (7%) 3Q02 2Q02 3Q01 % O/(U) Equity market values pressure revenue Performance in line with peers Pre-tax Margin 17% 19% 22% AUM (in $BN) $492 $541 $582

JPMP Private Equity Losses 3Q02 2Q02 3Q01 MTM ($120) ($20) ($307) Writedowns/Write-offs (290) (216) (29) Realized Gains 111 111 234 Total Private Equity Losses ($299) ($125) ($102) ($ in millions) MTM on public portfolio, similar to Nasdaq, down 21% Loss driven by tech, telecom and funds Very limited exit opportunities

JPMP: Lower Assets, Improved Diversification As of 9/30/02 Telecom Technology Media Industrial Growth Consumer Retail and Services Life Sciences Financial Svcs Real Estate Fund Industry 0.05 0.1 0.03 0.24 0.13 0.09 0.08 0.05 0.23 TMT 17% Industrial Growth 24% Consumer Retail & Services 13% Life Sciences 9% Fin. Services 8% Real Estate 5% Fund 23% Total Book Value = $8.0 BN Public 63 Private 323 Total $386 $MM Telecom 5% Telecom Technology 10% Media 3%

Investment Bank Results ($ in millions, operating basis) Revenue $2,433 (21%) (31%) Expense 1,647 (19%) (23%) Credit Costs 1,316 330% 391% Earnings (256) NM NM ROE NM 10% 15% Overhead Ratio 68% 65% 61% Overhead Ratio excl. restructuring 64% 61% 61% 3Q02 2Q02 3Q01 High credit costs and weak trading drive loss % O/(U)

3Q02 2Q02 3Q01 % O/(U) Capital Markets ($ in millions) Trading Revenue Fixed income $624 (39%) (51%) Equities (254) NM NM Total $370 (67%) (75%) Capital Markets Revenue Fixed income $1,298 (22%) (32%) Treasury 610 127% 68% Equities (8) NM NM Total $1,900 (18%) (30%) Capital Markets Total Return Rev. $1,687 (28%) (28%)

Histogram of Daily Market Risk Related Revenues <(30) (30)><(20) (20)><(10) (10)><0 0><10 10><20 20><30 30><40 40><50 50><60 60><70 70><80 80><90 90><100 >100 $ in millions 4 4 4 13 15 27 32 30 16 15 11 11 3 3 1 Number of Trading Days For 9 months ended September 30, 2002 Average Daily Revenue: $30mm ($ in millions) <0 0><20 20><40 40><60 60><80 $ in millions 0 1 3 10 9 Number of Trading Days Daily VaR Less Trading Losses ($ in millions)

Global Syndicated Loans 1 1 U.S. Investment Grade Bonds 2 2 Global Announced M&A 4 5 European Announced M&A 1 8 U.S. Equity and Equity-Related 7 8 YTD 02 League Table Rankings YTD 01 Source: Thomson Financial 3Q02 2Q02 3Q01 Advisory $141 (28%) (58%) Underwriting 392 (34%) (18%) Investment banking fees $533 (32%) (34%) % O/(U) ($ in millions)

Record Retail and Operating Services more than offset by impact of credit and capital markets weakness Tight management of capital and liquidity Focus on risk management and expenses - - taking action 3Q02 Earnings Summary

Agenda Credit Marc Shapiro Earnings Dina Dublon Investment Bank initiatives Dave Coulter Q&A

Importance of achieving competitive economic returns on capital Breadth of product offering (including credit) and client base are critical to success Value of integrated business model Importance of global footprint Execution and world-class people are key differentiators Investment Bank - Strategic Framework

Near-term outlook in capital markets remains weak Fundamental changes underway within industry Need to improve performance in current environment while maintaining full business capabilities Generate capacity to enable selective strategic investments Business Initiative Rationale

Position Equities business to achieve positive earnings Industry-wide revenues down 50%+ since 2000 New regulatory and legal framework for equity research Focus on key industry sectors and areas of competitive advantage Align cost with current revenue outlook

Improve productivity of client coverage and origination functions Breadth of global client franchise underpins opportunity to deliver full product capabilities Client executive supported by industry experts and product specialists Resources focused on industry sectors with greatest opportunities

Scale businesses in Asia and Latin America in line with market opportunities Retain leadership positions in emerging markets Manage local business activities to generate positive SVA while maintaining option on future growth Client coverage teams and equities will be scaled to reflect near-term opportunities

Continue to improve efficiency and effectiveness of infrastructure Significant opportunities to achieve scale economies through hub and spoke model Productivity will come from changes in support operating model, consolidation of functions, process re- engineering and automation

Impact of Initiatives Target operating overhead ratio of 60% Headcount reductions of over 2,000 $450MM severance and restructuring costs $700MM savings -- with no improvement in environment

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward looking statements. Such risks and uncertainties are described in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 and in the 2001 Annual Report on Form 10-K, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov), to which reference is hereby made.